INTERCAPITAL INSURED MUNICIPAL INCOME TRUST   Two World Trade Center, New York,
                                              New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured Municipal Income Trust (IIM) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat tax proposals failed to gain public support.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

that investors also faced the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.


INTERCAPITAL INSURED MUNICIPAL INCOME TRUST


         (The chart below represents information which appears as a graphic in the printed report)

         A pie chart reflecting the Five Largest Sectors and Credit Enhancement as of October 31, 1996.


         FIVE LARGEST SECTORS                                 PERCENT
         --------------------                                 -------
         All others                                             36%
         Electric                                               18%
         Water & Sewer                                          13%
         Hospital                                               13%
         IDR/PCR *                                              11%
         Mortgage                                                9%

* Industrial Development/Pollution Control Revenue. Portfolio structure is subject to change.


         CREDIT ENHANCEMENT                                   PERCENT
         ------------------                                   -------
         MBIA (Municipal Bond Investors
                  Assurance Corp.)                              39%
         FGIC (Financial Guaranty Ins. Co.)                     26%
         AMBAC (AMBAC Indemnity Corp.)                          22%
         FSA (Financial Security Assurance Inc.)                13%

PERFORMANCE

The Trust's net asset value (NAV) increased from $13.69 to $13.86 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.75 per share, the Trust's total return was 7.97 percent. Over the same period, IIM's market price on the New York Stock Exchange increased from $11.50 to $11.625 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 7.81 percent.

IIM began and ended the fiscal year trading at a 16 percent discount to NAV. Undistributed net investment income available for dividends improved $0.049 per share during the year to $0.088 per share. As a result, the Trust's monthly dividend was increased from $0.0625 to $0.065 per share beginning with the November 1996 payment.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $591 million were diversified among 13 long-term municipal sectors and 72 credits. The average maturity and call protection of IIM's long-term portfolio were 23 and 7 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio is backed by triple "A" rated bond insurance.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

between interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

Weekly ARPS yields ranged between 2.93 and 5.125 percent during the fiscal year. Leverage contributed approximately $0.08 per share to common share earnings during the fiscal year. Five ARPS series totaling $155 million and representing 26 percent of net assets were outstanding.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year IIM purchased and retired 1,989,500 shares of common stock at a weighted average market discount of 14.91 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *

On October 29, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Dr. Manuel H. Johnson

   For ..................................................  22,451,893
   Withheld  ............................................     978,964

John L. Schroeder

   For ..................................................  22,131,652
   Withheld  ............................................   1,299,205


The following Trustees were not standing for reelection at this meeting:

Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
E. Nugent and Philip J. Purcell.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

   For ..................................................  21,870,554
   Against  .............................................     570,820
   Abstain  .............................................     989,483

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

   For ..................................................  22,463,952
   Against  .............................................     276,098
   Abstain  .............................................     690,807

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (98.2%)
            General Obligation (8.7%)
            District of Columbia,
  $  5,000   Refg Ser 1993 B (AMBAC)  .......................................  5.50 %  06/01/09   $   4,986,250
     6,000   Refg Ser 1993 B (FSA)  .........................................  5.50    06/01/10       5,960,040
     2,000  Aurora, Illinois, Refg Ser 1993 A (FGIC)  .......................  5.125   01/01/19       1,823,320
     5,000  Chicago, Illinois, Refg Ser 1993 A (MBIA)  ......................  5.50    01/01/17       4,822,600
    10,000  Cook County, Illinois, Ser B (FGIC)  ............................  5.50    11/15/22       9,534,700
     5,000  River Rouge School District, Michigan, 1993 Bldg & Site Unltd
             Tax (FSA)  .....................................................  5.625   05/01/22       4,916,900
     3,000  Vicksburg Community Schools, Michigan, 1993 Refg (MBIA)  ........  5.625   05/01/20       2,940,630
     7,215  Clark County Sanitation District, Nevada, Refg 1993 (FGIC)  .....  5.70    07/01/12       7,269,257
     9,385  Washoe County, Nevada, Reno -Sparks Convention Ltd Tax Ser 1993
              A (FGIC)  .....................................................  5.75    07/01/22       9,359,191
-----------                                                                                      ---------------
    52,600                                                                                           51,612,888
-----------                                                                                      ---------------
            Educational Facilities Revenue (3.9%)
     4,000  Alabama State University, General Tuition & Fee Ser 1993 (MBIA)    5.70    05/01/15       3,995,480
     5,050  Indiana University, Student Fee Ser J (FGIC)  ...................  5.00    08/01/18       4,530,860
    10,000  Wayne State University, Michigan, Ser 1993 (AMBAC)  .............  5.50    11/15/18       9,653,300
            Rhode Island Health & Educational Building Corporation,
     2,500   Providence College Ser 1993 (MBIA)  ............................  5.60    11/01/15       2,428,875
     2,500   Providence College Ser 1993 (MBIA)  ............................  5.60    11/01/22       2,400,900
-----------                                                                                      ---------------
    24,050                                                                                           23,009,415
-----------                                                                                      ---------------
            Electric Revenue (17.7%)
    16,000  Redding, California, Ser 1993 A COPs (FGIC)  ....................  5.684   06/01/19      15,603,040
            Massachusetts Municipal Wholesale Electric Company,
     8,000   1993 Ser A (AMBAC)  ............................................  5.00    07/01/10       7,633,360
    10,000   1993 Ser A (AMBAC)  ............................................  5.45    07/01/18       9,380,300
    20,000  North Carolina Municipal Power Agency #1, Catawba Ser 1993
             (MBIA)  ........................................................  5.60    01/01/20      19,164,400
     5,640  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)  ........................................................  5.375   01/01/25       5,468,544
    15,000  South Carolina Public Service Authority, 1993 Refg Ser A (MBIA)    5.50    07/01/21      14,488,500
     6,000  Lower Colorado River Authority, Texas, Jr Lien Refg 4th Ser
             (FSA)  .........................................................  5.625   01/01/17       5,868,600
     8,000  Texas Municipal Power Agency, Refg Ser 1993 (MBIA)  .............  5.25    09/01/12       7,732,320
    10,000  Washington Public Power Supply System, Nuclear Proj #1 Refg Ser
             1993 A (MBIA)  .................................................  5.70    07/01/17       9,820,600
    10,000  Wisconsin Public Power Incorporated, Refg Ser 1993 A (AMBAC)  ...  5.25    07/01/21       9,407,100
-----------                                                                                      ---------------
   108,640                                                                                          104,566,764
-----------                                                                                      ---------------
            Hospital Revenue (12.7%)
     2,100  District of Columbia, Children's Hospital Refg Ser 1992 A (FGIC)   6.25    07/15/10       2,208,402
     8,000  Fulton-DeKalb Hospital Authority, Georgia, Grady Memorial
             Hospital Refg Ser 1993 (MBIA)  .................................  5.50    01/01/20       7,675,840
     4,800  Indiana Health Facilities Financing Authority, Deaconess
             Hospital Inc Refg Ser 1993 (MBIA)  .............................  5.75    03/01/15       4,719,552
     5,000  Cedar Rapids, Iowa, St Lukes-Methodist Hospital Refg Ser 1993
             (FGIC)  ........................................................  5.75    08/15/22       4,959,650

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
  $  5,000  Kentucky Economic Development Finance Authority, St Elizabeth Medical
             Center Inc Ser 1993 A (FGIC)  ..................................  6.00 %  12/01/22    $  5,109,350
    12,000  Louisiana Public Facilities Authority, Our Lady of the Lake
             Regional Medical Center Ser 1993 D & E (FSA)  ..................  5.90    12/03/21      11,758,680
    10,000  Maine Health & Higher Educational Facilities Authority, Ser 1993
             A (FSA)  .......................................................  5.50    07/01/23       9,568,400
     5,000  Massachusetts Health & Educational Facilities Authority, Lahey
             Clinic Medical Center Ser B (MBIA)  ............................  5.625   07/01/15       4,928,600
    10,000  Michigan Hospital Finance Authority, Oakwood Hospital Refg Ser
             1993 A (FGIC)  .................................................  5.625   11/01/18       9,784,000
     5,000  Washington County Hospital Authority, Pennsylvania, Washington
             Hospital Ser 1993 (AMBAC)  .....................................  5.625   07/01/23       4,861,700
     4,000  Chattanooga-Hamilton County Hospital Authority, Tennessee,
             Erlanger Medical Center Refg Ser 1993 (FSA)  ...................  5.50    10/01/13       3,982,360
     5,500  Wisconsin Health & Educational Facilities Authority, Sisters of
             the Sorrowful Mother Health Care Ser AA (MBIA)  ................  6.25    06/01/20       5,714,665
-----------                                                                                      ---------------
    76,400                                                                                           75,271,199
-----------                                                                                      ---------------
            Industrial Development/Pollution Control Revenue (11.4%)
     7,500  Adams County, Colorado, Public Service Co of Colorado Refg 1993
             Ser A (MBIA)  ..................................................  5.875   04/01/14       7,668,975
     4,000  St Johns County Industrial Development Authority, Florida,
             Professional Golf Hall of Fame Ser 1996 (MBIA) (WI)  ...........  5.875   09/01/23       4,026,720
    15,000  Indiana Development Finance Authority, PSI Energy Inc Ser 1993 B
             (AMT) (MBIA)  ..................................................  5.75    02/15/28      14,512,800
     4,900  Monroe County, Michigan, Detroit Edison Co Ser CC (AMT) (MBIA)  .  6.55    06/01/24       5,247,998
     5,400  Forsyth, Montana, Puget Sound Power & Light Co Ser 1993 (MBIA)  .  5.875   04/01/20       5,444,226
     5,000  Washoe County, Nevada, Sierra Pacific Power Co Ser 1990 (AMT)
             (MBIA)  ........................................................  6.65    06/01/17       5,378,950
            New York State Energy Research & Development Authority,
     6,000   Brooklyn Union Gas Co Ser D-1 & 2 (AMT) (MBIA)  ................  5.635   07/08/26       5,717,640
     4,000   New York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA)  ....  6.15    07/01/26       4,081,120
    15,000  Brazos River Authority, Texas, Texas Utilities Electric Co Ser
             1993 A (AMT) (AMBAC)  ..........................................  6.05    04/01/25      15,117,000
-----------                                                                                      ---------------
    66,800                                                                                           67,195,429
-----------                                                                                      ---------------
            Mortgage Revenue -Multi-Family (1.4%)
     8,675  West Virginia Housing Development Fund, Ser A (AMBAC)  ..........  5.65    11/01/21       8,459,687
-----------                                                                                      ---------------
            Mortgage Revenue -Single Family (7.5%)
     3,000  Alaska Housing Finance Corporation, Governmental 1995 Ser A
             (MBIA)  ........................................................  5.875   12/01/24       3,005,880
    17,220  Connecticut Housing Finance Authority, 1992 Ser A-2 (AMT)
             (Secondary FSA)  ...............................................  6.05    11/15/25      17,306,444
     1,195  Maine Housing Authority, Mortgage Purchase 1990 Ser A-6 (AMT)
             (Secondary MBIA)  ..............................................  6.35    11/15/22       1,214,610
    13,000  New Jersey Housing & Mortgage Finance Agency, Home Buyer 1990
             Ser F-3 (AMT) (MBIA)  ..........................................  5.95    04/01/25      12,928,630
    10,000  Virginia Housing Development Authority, 1992 Ser B (AMT)
             (Secondary FSA)  ...............................................  6.30    01/01/27      10,194,900
-----------                                                                                      ---------------
    44,415                                                                                           44,650,464
-----------                                                                                      ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (6.7%)
  $ 10,000  California Public Works Board, Corrections Refg 1993 Ser A
             (AMBAC)  .......................................................  5.00 %  12/01/19    $  9,313,200
     5,000  Florida Department of Management Services, Pool Refg Ser 1992
             (AMBAC)  .......................................................  5.40    09/01/14       4,904,250
     5,000  Chicago Public Building Commission, Illinois, Ser A 1993 (MBIA)    5.75    12/01/18       4,895,700
    10,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
             Place Ser 1992 A (Secondary AMBAC)  ............................  6.50    06/15/27      10,762,800
    10,000  Marion County Convention & Recreational Facilities Authority,
             Indiana, Excise Tax Refg Ser 1993 A (AMBAC)  ...................  5.50    06/01/21       9,533,600
-----------                                                                                      ---------------
    40,000                                                                                           39,409,550
-----------                                                                                      ---------------
            Student Loan Revenue (3.1%)
    18,000  Pennsylvania Higher Education Assistance Agency, 1988 Ser D
-----------  (AMT) (AMBAC)  .................................................  6.05    01/01/19      18,142,920
                                                                                                 ---------------
            Transportation Facilities Revenue (8.1%)
     5,000  Tucson, Arizona, Street & Highway Jr Lien Refg Ser 1993 (MBIA)  .  5.50    07/01/12       4,999,600
     5,000  Chicago, Illinois, Chicago-O'Hare Int'l Airport Second Lien Refg
             1993 Ser A (AMT) (MBIA)  .......................................  5.60    01/01/18       4,796,250
    15,000  Regional Transportation Authority, Illinois, Ser 1993 B (FGIC)  .  5.85    06/01/23      14,899,050
     3,000  Kentucky Turnpike Authority, Econ Dev Road Revitalization Refg
             Ser 1993 (AMBAC)  ..............................................  5.50    07/01/11       3,020,310
     3,125  Allegheny County, Pennsylvania, Pittsburgh Int'l Airport 1993
             Ser C (AMT) (FSA)  .............................................  5.625   01/01/23       3,014,906
    10,000  Pennsylvania Turnpike Commission, Refg Ser O 1992 (FGIC)  .......  5.50    12/01/17       9,743,900
     4,000  Salt Lake City, Utah, Airport Refg Ser 1993 B (FGIC)  ...........  5.875   12/01/18       4,012,320
     3,000  Richmond Metropolitan Authority, Virginia, Expressway 1992 Ser B
             (FGIC)  ........................................................  6.25    07/15/22       3,158,700
-----------                                                                                      ---------------
    48,125                                                                                           47,645,036
-----------                                                                                      ---------------
            Water & Sewer Revenue (12.8%)
    20,000  Central Lake County Joint Action Water Agency, Illinois, Refg
             Ser 1993 (FGIC)  ...............................................  5.375   05/01/20      18,819,200
    10,000  Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky, Ser 1993 (MBIA)  .....................................  5.30    05/15/19       9,532,200
     3,000  Detroit, Michigan, Sewage Refg Ser 1993 A (FGIC)  ...............  5.70    07/01/13       3,016,830
    15,000  Houston, Texas, Water & Sewer 1992 Ser C (MBIA)  ................  5.75    12/01/15      15,037,500
     5,000  Loudoun County Sanitation Authority, Virginia, Refg Ser 1992
             (FGIC)  ........................................................  6.25    01/01/30       5,235,950
            Seattle, Washington,
    10,000   Sewer, Refg Ser Y (FGIC)  ......................................  5.70    01/01/15       9,843,600
    10,000   Sewer, Refg Ser X (FGIC)  ......................................  5.50    01/01/16       9,654,800
     5,000  West Virginia Water Development Authority, Loan Program II
             Refg Ser A-11 (FSA)  ...........................................  5.50    11/01/23       4,842,950
-----------                                                                                      ---------------
    78,000                                                                                           75,983,030
-----------                                                                                      ---------------
            Other Revenue (2.6%)
     5,000  Indianapolis, Indiana, Gas Utility Ser 1994 A (AMBAC)  ..........  5.875   06/01/24       5,023,350
    10,000  Rhode Island Depositors Economic Protection Corporation, Refg
             1992 Ser B (MBIA)  .............................................  6.00    08/01/17      10,141,500
-----------                                                                                      ---------------
    15,000                                                                                           15,164,850
-----------                                                                                      ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Refunded (1.6%)
 $  4,360   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA) (ETM)  ..................................................  5.375%  01/01/25    $  4,227,456
    5,000   Shelby County Health, Educational & Housing Facility Board,
             Tennessee, LeBonheur Children's Medical Center Inc Ser D (MBIA)
             (ETM)  .........................................................  5.50    08/15/19       5,006,000
-----------                                                                                      ---------------
    9,360                                                                                             9,233,456
-----------                                                                                      ---------------
  590,065   TOTAL MUNICIPAL BONDS (Identified Cost $579,390,494)  ...............................   580,344,688
-----------                                                                                      ---------------
            SHORT-TERM MUNICIPAL OBLIGATIONS (0.6%)
    1,700   Valdez, Alaska, Marine Terminal Exxon Pipeline Co 1993 Ser C
             (Demand 11/01/96)  .............................................  3.50*   12/01/33       1,700,000
    1,900   Maricopa County, Arizona, Arizona Public Service Co -Palo Verde
             Ser 1994 A (Demand 11/01/96)  ..................................  3.60*   05/01/19       1,900,000
-----------                                                                                      ---------------
    3,600   TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $3,600,000)  ................     3,600,000
-----------                                                                                      ---------------
 $593,665   TOTAL INVESTMENTS (Identified Cost $582,990,494) (a)  ....................   98.8%      583,944,688
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................    1.2         7,071,105
                                                                                        ------   ---------------
            NET ASSETS  ..............................................................  100.0%     $591,015,793
                                                                                        ======   ===============

------------

    AMT      Alternative Minimum Tax.

    COPs     Certificates of Participation.

    ETM      Escrowed to Maturity.

    WI       Security purchased on a when issued basis.

     *       Current coupon of variable rate security.

    (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $5,233,878 and the aggregate gross unrealized depreciation was $4,279,684, resulting in net unrealized appreciation of $954,194.

   Bond Insurance:
   ---------------

   AMBAC     AMBAC Indemnity Corporation.

   FGIC      Financial Guaranty Insurance Company.

    FSA       Financial Security Assurance Inc.

   MBIA      Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

            Geographic Summary of Investments
            Based on Market Value as a Percent of Net Assets
            October 31, 1996

Alabama                   0.7%
Alaska                    0.8
Arizona                   1.2
California                4.2
Colorado                  1.3
Connecticut               2.9
District of Columbia      2.2
Florida                   1.5
Georgia                   1.3
Illinois                 11.9
Indiana                   6.5
Iowa                      0.8%
Kentucky                  3.0
Louisiana                 2.0
Maine                     1.8
Massachusetts             3.7
Michigan                  6.0
Montana                   0.9
Nevada                    3.7
New Jersey                2.2
New York                  1.7
North Carolina            3.2
Pennsylvania              6.1%
Rhode Island              2.5
South Carolina            4.1
Tennessee                 1.5
Texas                     7.4
Utah                      0.7
Virginia                  3.1
Washington                5.0
West Virginia             2.3
Wisconsin                 2.6
                       -------
Total                    98.8%
                       =======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $582,990,494) .......................................    $583,944,688
Cash ..................................................................         382,731
Interest receivable ...................................................      11,246,196
Deferred organizational expenses ......................................           9,516
Prepaid expenses ......................................................          65,828
                                                                         --------------
  TOTAL ASSETS ........................................................     595,648,959
                                                                         --------------
LIABILITIES:
Payable for:
  Investments purchased ...............................................       4,013,056
  Investment management fee ...........................................         192,429
  Common shares of beneficial interest repurchased ....................         159,048
  Dividends to preferred shareholders .................................         125,444
Accrued expenses ......................................................         143,189
                                                                         --------------
  TOTAL LIABILITIES ...................................................       4,633,166
                                                                         --------------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 3,100 shares outstanding)  ......     155,000,000
                                                                         --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 31,465,813 shares outstanding) .......................     447,488,612
Net unrealized appreciation ...........................................         954,194
Accumulated undistributed net investment income .......................       2,784,090
Accumulated net realized loss .........................................     (15,211,103)
                                                                         --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................     436,015,793
                                                                         --------------
  TOTAL NET ASSETS ....................................................    $591,015,793
                                                                         ==============
NET ASSET VALUE PER COMMON SHARE
 ($436,015,793 divided by 31,465,813 common shares outstanding)  ......          $13.86
                                                                                 ======


                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME ........................    $34,404,385
                                          -------------
EXPENSES
Investment management fee ..............      2,103,311
Auction commission fees ................        381,034
Transfer agent fees and expenses  ......        179,397
Professional fees ......................        117,862
Shareholder reports and notices  .......         61,244
Auction agent fees .....................         43,872
Registration fees ......................         32,792
Custodian fees .........................         27,803
Trustees' fees and expenses ............         20,542
Organizational expenses ................          7,217
Other ..................................         45,908
                                          -------------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET        3,020,982
  LESS: EXPENSE OFFSET  ................        (27,484)
                                          -------------
  TOTAL EXPENSES AFTER EXPENSE OFFSET  .      2,993,498
                                          -------------
  NET INVESTMENT INCOME ................     31,410,887
                                          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss ......................       (620,558)
Net change in unrealized appreciation  .        440,974
                                          -------------
  NET LOSS .............................       (179,584)
                                          -------------
NET INCREASE ...........................    $31,231,303
                                          =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR      FOR THE YEAR
                                                         ENDED             ENDED
                                                    OCTOBER 31, 1996  OCTOBER 31, 1995
--------------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................    $ 31,410,887      $ 32,518,057
Net realized loss .................................        (620,558)       (4,412,338)
Net change in unrealized appreciation/depreciation          440,974        80,924,580
                                                   ----------------  ----------------
  NET INCREASE ....................................      31,231,303       109,030,299
                                                   ----------------  ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred .........................................      (5,551,293)       (5,967,188)
Common ............................................     (24,369,679)      (27,342,089)
                                                   ----------------  ----------------
  TOTAL ...........................................     (29,920,972)      (33,309,277)
                                                   ----------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred .........................................              --       (40,000,000)
Common ............................................     (23,133,162)      (15,641,169)
                                                   ----------------  ----------------
  TOTAL ...........................................     (23,133,162)      (55,641,169)
                                                   ----------------  ----------------
  NET INCREASE (DECREASE) .........................     (21,822,831)       20,079,853
NET ASSETS:
Beginning of period ...............................     612,838,624       592,758,771
                                                   ----------------  ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $2,784,090 and $1,294,175, respectively)  .......    $591,015,793      $612,838,624
                                                   ================  ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $4,733,973 and $26,118,874, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $29,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,715. At October 31, 1996, the Trust had an accrued pension liability of $26,239 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                         AMOUNT IN                    RESET     RANGE OF DIVIDEND
 SERIES     SHARES*     THOUSANDS*        RATE*        DATE          RATES**
--------  ---------  ---------------  -----------  ----------  -----------------
    1          400        $20,000         3.685%     12/27/96     3.00% - 5.125%
    2          900         45,000         3.39       11/01/96     2.93  - 4.625
    3        1,000         50,000         3.40       11/01/96     2.945 - 4.30
    4          400         20,000         3.70       01/03/97     3.25  - 5.00
    5          400         20,000         3.37       11/01/96     3.00  - 5.125

------------
  *  As of October 31, 1996.
 **  For the year ended October 31, 1996.

Subsequent to October 31, 1996 and up through December 9, 1996, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.15% to 3.70% in the aggregate amount of $695,309.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL PAID
                                                                                              PAR       IN EXCESS OF
                                                                               SHARES        VALUE       PAR VALUE
                                                                           -------------  ----------  --------------
Balance, October 31, 1994 ................................................   34,865,113     $348,651    $485,914,292
Treasury shares purchased and retired (weighted average discount 11.59%)*    (1,409,800)     (14,098)    (15,627,071)
                                                                           -------------  ----------  --------------
Balance, October 31, 1995 ................................................   33,455,313      334,553     470,287,221
Treasury shares purchased and retired (weighted average discount 14.91%)*    (1,989,500)     (19,895)    (23,113,267)
                                                                           -------------  ----------  --------------
Balance, October 31, 1996 ................................................   31,465,813     $314,658    $447,173,954
                                                                           =============  ==========  ==============

------------

* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $15,211,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:

                         AMOUNTS IN THOUSANDS
-------------------------------------------------------------------
   2002                 2003               2004              TOTAL
---------            --------            ------            --------
 $10,178               $4,412              $621             $15,211
=========            ========            ======            ========

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

                       AMOUNT
                        PER
 DECLARATIONDATE       SHARE       RECORD DATE       PAYABLE DATE
-----------------  -----------  ----------------  -----------------
 October 30, 1996     $0.065     November 8, 1996  November 22, 1996
November 26, 1996     $0.065     December 6, 1996  December 20, 1996

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                            FOR THE PERIOD
                                                                       FOR THE YEAR ENDED OCTOBER 31**    FEBRUARY 26, 1993*
                                                                     ----------------------------------        THROUGH
                                                                         1996        1995       1994++    OCTOBER 31, 1993**
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................   $ 13.69      $11.41     $ 14.95          $14.06
                                                                     ----------  ----------  ----------  -------------
Net investment income ..............................................      0.97        0.96        1.10            0.63
Net realized and unrealized gain (loss) ............................     (0.01)       2.22       (3.53)           0.96
                                                                     ----------  ----------  ----------  -------------
Total from investment operations ...................................      0.96        3.18       (2.43)           1.59
                                                                     ----------  ----------  ----------  -------------
Less dividends from:
 Net investment income .............................................     (0.75)      (0.80)      (0.90)          (0.45)
 Common share equivalent of dividends paid to preferred
 shareholders ......................................................     (0.17)      (0.16)      (0.21)          (0.11)
                                                                     ----------  ----------  ----------  -------------
Total dividends ....................................................     (0.92)      (0.96)      (1.11)          (0.56)
Anti-dilutive effect of acquiring treasury shares ..................      0.13        0.06        0.01              --
Offering costs charged against capital .............................        --          --       (0.01)          (0.14)
                                                                     ----------  ----------  ----------  -------------
Net asset value, end of period .....................................   $ 13.86      $13.69     $ 11.41          $14.95
                                                                     ==========  ==========  ==========  =============
Market value, end of period ........................................   $11.625      $11.50     $10.375          $15.00
                                                                     ==========  ==========  ==========  =============
TOTAL INVESTMENT RETURN+  ..........................................      7.81%      19.11%     (25.81)%          3.05% (1)

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset ...............................      0.68%(4)    0.71%(3)    0.80%           0.63%(2)
Net investment income before preferred stock dividends  ............      7.06%       7.51%(3)    8.23%           6.49%(2)
Preferred stock dividends ..........................................      1.25%       1.38%       1.55%           1.14%(2)
Net investment income available to common shareholders  ............      5.81%       6.13%       6.68%           5.35%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............................  $591,016    $612,839    $592,759        $783,879
Asset coverage on preferred shares at end of period ................       381%        395%        304%            313%
Portfolio turnover rate ............................................         1%          1%          7%              3%(1)

------------

   *   Commencement of operations.

   ** The per share amounts were computed using an average number of shares outstanding during the period.

   + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   ++  Restated for comparative purposes.

   (1) Not annualized.

   (2) Annualized.

   (3) The above expense and net investment income ratios would have been 0.70% and 7.52%, respectively, after expense offset, which reflect
       0.01% effect for custody cash credits.

   (4) The above expense ratio would have been 0.67% after expense offset, which reflects 0.01% effect for custody cash credits.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Income Trust (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended and for the period February 26, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

  During the year ended October 31, 1996, the Trust paid the following per share amounts from tax-exempt income: $0.75 to common shareholders, $1,660 to Series 1 preferred shareholders, $1,772 to Series 2 preferred shareholders, $1,772 to Series 3 preferred shareholders, $1,699 to Series 4 preferred shareholders and $1,788 to Series 5 preferred shareholders.

TRUSTEES
Michael Bozic                                      INTERCAPITAL
Charles A. Fiumefreddo                             INSURED
Edwin J. Garn                                      MUNICIPAL
John R. Haire                                      INCOME TRUST
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
Price Waterhouse
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048







                                             ANNUAL REPORT
                                             OCTOBER 31, 1996